77Q1(a) Copies of any material amendments to the registrant’s charter or by-laws;

(a)(1)

Revised Schedule A to the Amended and Restated Agreement and Declaration of Trust of the Registrant, incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 54 to this Registration Statement filed with the Commission on December 30, 2008.

77Q1(e)  Copies of any new or amended registrant investment advisory contracts;

(e)(1)

Amended and Restated Investment Management Agreement between the Registrant and Forward Management LLC (the “Advisor” or “Forward Management”), dated as of May 1, 2005 and amended and restated as of January 8, 2008 and March 5, 2008, with respect to:  (i) the Forward Growth Fund (formerly known as the Forward Emerald Growth Fund), the Forward Banking and Finance Fund (formerly known as the Forward Emerald Banking and Finance Fund), the Forward Opportunities Fund (formerly known as the Forward Emerald Opportunities Fund), the Forward Emerging Markets Fund (formerly known as the Forward Global Emerging Markets Fund), the Forward International Equity Fund, the Forward Mini-Cap Fund (formerly known as the Forward Hoover Mini-Cap Fund), the Forward Small Cap Equity Fund (formerly known as the Forward Hoover Small Cap Equity Fund), the Forward International Small Companies Fund, the Forward Legato Fund, the Forward Progressive Real Estate Fund (now known as Forward Real Estate Fund), the Sierra Club Stock Fund, the Sierra Club Equity Income Fund, the Forward Large Cap Equity Fund, the Forward Long/Short Credit Analysis Fund, the Forward International Fixed Income Fund, the Forward Asia Ex-Japan Equities Fund and the Forward Eastern Europe Equities Fund (collectively the “Forward Series of the Registrant”); and (ii) the Accessor Aggressive Growth Allocation Fund, the Accessor Balanced Allocation Fund, the Accessor Growth Allocation Fund, the Accessor Growth & Income Allocation Fund, the Accessor Growth Fund, the Accessor High Yield Bond Fund, the Accessor Income Allocation Fund, the Accessor Income & Growth Allocation Fund, the Accessor Intermediate Fixed-Income Fund, the Accessor International Equity Fund, the Accessor Limited Duration U.S. Government Fund, the Accessor Mortgage Securities Fund, the Accessor Short-Intermediate Fixed-Income Fund, the Accessor Small to Mid Cap Fund, the Accessor Strategic Alternatives Fund, the Accessor Total Return Fund, the Accessor U.S. Government Money Fund and the Accessor Value Fund (collectively the “Accessor Series of the Registrant”), incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 49 to this Registration Statement filed with the Commission on August 25, 2008.

(e)(2)

Amended Exhibit A to the Amended and Restated Investment Management Agreement between the Registrant and the Advisor with respect to the Forward Growth Fund, the Forward Banking and Finance Fund, the Forward Opportunities Fund, the Forward Emerging Markets Fund, the Forward HITR Fund, the Forward International Equity Fund, the Forward Mini-Cap Fund, the Forward Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Legato Fund, the Forward Progressive Real Estate Fund, the Sierra Club Stock Fund, the Forward Large Cap Equity Fund, the Forward Long/Short Credit Analysis Fund, the Forward International Fixed Income Fund, the Forward Asia Ex-Japan Equities Fund and the Forward Eastern Europe Equities Fund, incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 50 to this Registration Statement filed with the Commission on October 17, 2008.

(e)(3)

Amended Exhibit B to the Amended and Restated Investment Management Agreement between the Registrant and the Advisor with respect to the the Accessor Aggressive Growth Allocation Fund, the Accessor Balanced Allocation Fund, the Accessor Frontier Markets Fund, the Accessor Growth Allocation Fund, the Accessor Growth & Income Allocation Fund, the Accessor Growth Fund, the Accessor High Yield Bond Fund, the Accessor Income Allocation Fund, the Accessor Income & Growth Allocation Fund, the Accessor Intermediate Fixed-Income Fund, the Accessor International Equity Fund, the Accessor Limited Duration U.S. Government Fund, the Accessor Mortgage Securities Fund, the Accessor Short-Intermediate Fixed-Income Fund, the Accessor Small to Mid Cap Fund, the Accessor Strategic Alternatives Fund, the Accessor Total Return Fund, the Accessor U.S. Government Money Fund and the Accessor Value Fund, incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 50 to this Registration Statement filed with the Commission on October 17, 2008.

(e)(4)

Investment Sub-Advisory Agreement among the Registrant, the Advisor and Smith Asset Management Group, L.P. (“Smith”) dated September 1, 2008 with respect to the Accessor Growth Fund, incorporated by reference to Exhibit (d)(18) to Post-Effective Amendment No. 49 to this Registration Statement filed with the Commission on August 25, 2008.

(e)(5)	Amendment to the Investment Sub-Advisory Agreement among the Registrant, the Advisor and Smith entered into as of November 17, 2008 with respect to the Accessor Growth Fund, filed herewith.

(e)(6)

Investment Sub-Advisory Agreement among the Registrant, the Advisor and First Western Investment Management Inc. (“First Western”) dated September 1, 2008 with respect to the Accessor High Yield Bond Fund, incorporated by reference to Exhibit (d)(19) to Post-Effective Amendment No. 49 to this Registration Statement filed with the Commission on August 25, 2008.

(e)(7)

Amendment to the Investment Sub-Advisory Agreement among the Registrant, the Advisor and First Western entered into as of November 17, 2008 with respect to the Accessor High Yield Bond Fund, filed herewith.

(e)(8)

Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pacific Investment Management Company LLC (“Pacific Investment”) dated September 1, 2008 with respect to the Accessor Intermediate Fixed-Income Fund, incorporated by reference to Exhibit (d)(20) to Post-Effective Amendment No. 49 to this Registration Statement filed with the Commission on August 25, 2008.

(e)(9)

Amendment to the Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pacific Investment entered into as of November 17, 2008 with respect to the Accessor Intermediate Fixed-Income Fund, filed herewith.

(e)(10)

Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pennant Management, Inc. (“Pennant”) dated September 1, 2008 with respect to the Accessor Limited Duration U.S. Government Fund, incorporated by reference to Exhibit (d)(22) to Post-Effective Amendment No. 49 to this Registration Statement filed with the Commission on August 25, 2008.

(e)(11)

Amendment to the Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pennant entered into as of November 17, 2008 with respect to the Accessor Limited Duration U.S. Government Fund, filed herewith.

(e)(12)

Investment Sub-Advisory Agreement among the Registrant, the Advisor and Blackrock Financial Management, Inc. (“Blackrock”) dated September 1, 2008 with respect to the Accessor Mortgage Securities Fund, filed herewith.

(e)(13)

Form of Amendment to Investment Sub-Advisory Agreement among the Registrant, the Advisor and Blackrock entered into as of November 17, 2008 with respect to the Accessor Mortgage Securities Fund, filed herewith.

(e)(14)

Investment Sub-Advisory Agreement among the Registrant, the Advisor and Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”) dated September 1, 2008 with respect to the Accessor Small To Mid Cap Fund, incorporated by reference to Exhibit (d)(25) to Post-Effective Amendment No. 49 to this Registration Statement filed with the Commission on August 25, 2008.

(e)(15)

Amendment to Investment Sub-Advisory Agreement among the Registrant, the Advisor and Los Angeles Capital entered into as of November 17, 2008 with respect to the Accessor Small To Mid Cap Fund, filed herewith.

(e)(16)

Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pennant Management, Inc. (“Pennant”) dated September 1, 2008 with respect to the Accessor Total Return Fund, incorporated by reference to Exhibit (d)(26) to Post-Effective Amendment No. 49 to this Registration Statement filed with the Commission on August 25, 2008.

(e)(17)	Amendment to Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pennant entered into as of November 17, 2008 with respect to the Accessor Total Return Fund, filed herewith.

(e)(18)

Investment Sub-Advisory Agreement among the Registrant, the Advisor and Acadian Asset Management LLC (“Acadian”) dated September 1, 2008 with respect to the Accessor Value Fund, incorporated by reference to Exhibit (d)(29) to Post-Effective Amendment No. 50 to this Registration Statement filed with the Commission on October 17, 2008.

(e)(19)	Amendment to the Investment Sub-Advisory Agreement among the Registrant, the Advisor and Acadian entered into as of November 17, 2008 with respect to the Accessor Value Fund, filed herewith.

(e)(20)

Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pacific Investment dated September 1, 2008 with respect to the Accessor Short-Intermediate Fixed-Income Fund, incorporated by reference to Exhibit (d)(24) to Post-Effective Amendment No. 49 to this Registration Statement filed with the Commission on August 25, 2008.

(e)(21)

Amendment to the Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pacific Investment entered into as of November 17, 2008 with respect to the Accessor Short-Intermediate Fixed-Income Fund, filed herewith.

77Q1(g)  Copies of any merger or consolidation agreement, and other relevant documents;

(g)(1)	Agreement and Plan of Reorganization between Forward Funds and Accessor Funds, Inc., filed herewith.